                                                                               .
                                                                               .
                                                                               .

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                               529,301.61
        Available Funds:
                  Contract Payments due and received in this period                                                    2,613,131.70
                  Contract Payments due in prior period(s) and received in this period                                    98,695.42
                  Contract Payments received in this period for next period                                               81,869.51
                  Sales, Use and Property Tax, Maintenance, Late Charges                                                  71,211.43
                  Prepayment Amounts related to early termination in this period                                         642,255.16
                  Servicer Advance                                                                                       217,383.82
                  Proceeds received from recoveries on previously Defaulted Contracts                                          0.00
                  Transfer from Reserve Account                                                                            2,483.88
                  Interest earned on Collection Account                                                                    2,410.22
                  Interest earned on Affiliated Account                                                                       95.79
                  Proceeds from repurchase of Contracts per Contribution and Servicing
                    Agreement Section 5.03                                                                                     0.00
                  Amounts paid per Contribution and Servicing Agreement Section 7.01
                    (Substituted contract < Predecessor contract)                                                              0.00
                  Amounts paid under insurance policies                                                                        0.00
                  Any other amounts                                                                                            0.00

                                                                                                                    ---------------
        Total Available Funds                                                                                          4,258,838.54
        Less: Amounts to be Retained in Collection Account                                                               438,554.12
                                                                                                                    ---------------
        AMOUNT TO BE DISTRIBUTED                                                                                       3,820,284.42
                                                                                                                    ===============

        DISTRIBUTION OF FUNDS:

                  1.     To Trustee - Fees                                                                                     0.00
                  2.     To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                       98,695.42
                  3.     To Noteholders (For Servicer Report immediately following the Final Additional
                           Closing Date)

                                a) Class A1 Principal and Interest                                                             0.00
                                a) Class A2 Principal (distributed after A1 Note matures) and Interest                         0.00
                                a) Class A3 Principal (distributed after A2 Note matures) and Interest                         0.00
                                a) Class A4 Principal (distributed after A3 Note matures) and Interest                 3,181,664.59
                                b) Class B Principal and Interest                                                         54,297.47
                                c) Class C Principal and Interest                                                        108,869.66
                                d) Class D Principal and Interest                                                         73,382.86
                                e) Class E Principal and Interest                                                         95,107.20

                  4.     To Reserve Account for Requirement per Indenture Agreement Section 3.08                               0.00
                  5.     To Issuer - Residual Principal and Interest and Reserve Account Distribution
                                a) Residual Interest (Provided no Restricting or Amortization Event in effect)            11,461.20
                                b) Residual Principal (Provided no Restricting or Amortization Event in effect)           97,200.92
                                c) Reserve Account Distribution (Provided no Restricting or Amortization Event
                                     in effect)                                                                            2,483.88
                  6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                           Other Amounts                                                                                  73,717.44
                  7.     To Servicer, Servicing Fee and other Servicing Compensations                                     23,403.78
                                                                                                                    ---------------
        TOTAL FUNDS DISTRIBUTED                                                                                        3,820,284.42
                                                                                                                    ===============

                                                                                                                    ---------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}       438,554.12
                                                                                                                    ===============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                   $  2,702,437.25
        - Add Investment Earnings                                                                                          2,483.88
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
        - Less Distribution to Certificate Account                                                                         2,483.88
                                                                                                                    ---------------
End of period balance                                                                                               $  2,702,437.25
                                                                                                                    ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $  2,702,437.25
                                                                                                                    ===============

                            DVI RECEIVABLES X 1992-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE JUNE 13, 2003

III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                                  45,112,099.87
                  Pool B                                   9,808,275.32
                                                          -------------
                                                                               54,920,375.19

Class A Overdue Interest, if any                                   0.00
Class A Monthly Interest - Pool A                            271,424.47
Class A Monthly Interest - Pool B                             59,013.12

Class A Overdue Principal, if any                                  0.00
Class A Monthly Principal - Pool A                         2,239,296.89
Class A Monthly Principal - Pool B                           611,930.11
                                                          -------------
                                                                                2,851,227.00
Ending Principal Balance of the Class A Notes
                  Pool A                                  42,872,802.98
                  Pool B                                   9,196,345.21
                                                          -------------        -------------
                                                                               52,069,148.19
                                                                               =============

------------------------------------------------------------------------------------
 Interest Paid Per $1,000        Principal Paid Per $1,000          Ending Principal
Original Face $237,814,000       Original Face $237,814,000          Balance Factor
        $ 1.389479                       $ 11.989315                   21.894905%
------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                         0.00
                  Class A2                                         0.00
                  Class A3                                         0.00
                  Class A4                                54,920,375.19
                                                          -------------
Class A Monthly Interest                                                       54,920,375.19
                  Class A1 (Actual Number Days/360)                0.00
                  Class A2                                         0.00
                  Class A3                                         0.00
                  Class A4                                   330,437.59
                                                          -------------
Class A Monthly Principal
                  Class A1                                         0.00
                  Class A2                                         0.00
                  Class A3                                         0.00
                  Class A4                                 2,851,227.00
                                                          -------------
                                                                                2,851,227.00
Ending Principal Balance of the Class A Notes
                  Class A1                                         0.00
                  Class A2                                         0.00
                  Class A3                                         0.00
                  Class A4                                52,069,148.19
                                                          -------------        -------------
                                                                               52,069,148.19
                                                                               =============

Class A4

-----------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000          Ending Principal
Original Face $99,051,000       Original Face $99,051,000           Balance Factor
       $  3.336035                    $   28.785444                   52.568019%
-----------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1992-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE JUNE 13, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                  Pool A                                  769,231.40
                  Pool B                                  167,263.64
                                                          ----------
                                                                                  936,495.04
Class B Overdue Interest, if any                                0.00
Class B Monthly Interest - Pool A                           4,679.49
Class B Monthly Interest - Pool B                           1,017.52
Class B Overdue Principal, if any                               0.00
Class B Monthly Principal - Pool A                         38,169.83
Class B Monthly Principal - Pool B                         10,430.63
                                                          ----------
                                                                                   48,600.46
Ending Principal Balance of the Class B Notes
                  Pool A                                  731,061.57
                  Pool B                                  156,833.01
                                                          ----------              ----------
                                                                                  887,894.58
                                                                                  ==========

-----------------------------------------------------------------------------------------
Interest Paid Per $1,000           Principal Paid Per $1,000            Ending Principal
Original Face $4,054,000           Original Face $4,054,000              Balance Factor
       $ 1.405281                        $  11.988273                      21.901692%
-----------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                 Pool A                                 1,537,681.75
                 Pool B                                   334,308.34
                                                        ------------
                                                                                1,871,990.09
Class C Overdue Interest, if any                                0.00
Class C Monthly Interest - Pool A                           9,584.88
Class C Monthly Interest - Pool B                           2,083.86
Class C Overdue Principal, if any                               0.00
Class C Monthly Principal - Pool A                         76,339.67
Class C Monthly Principal - Pool B                         20,861.25
                                                        ------------
                                                                                   97,200.92
Ending Principal Balance of the Class C Notes
                  Pool A                                1,461,342.08
                  Pool B                                  313,447.09
                                                        ------------            ------------
                                                                                1,774,789.17
                                                                                ============

------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000           Ending Principal
Original Face $8,107,000        Original Face $8,107,000            Balance Factor
      $  1.439341                      $ 11.989752                    21.892058%
------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1992-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE JUNE 13, 2003

VII.  CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                   Pool A                               1,025,281,48
                   Pool B                                 222,945,25
                                                        ------------
                                                                                1,248,326.73
Class D Overdue Interest, if any                                0.00
Class D Monthly Interest - Pool A                           7,049.50
Class D Monthly Interest - Pool B                           1,532.75
Class D Overdue Principal, if any                               0.00
Class D Monthly Principal - Pool A                         50,893.11
Class D Monthly Principal - Pool B                         13,907.50
                                                        ------------
                                                                                   64,800.61
Ending Principal Balance of the Class D Notes
                   Pool A                                 974,488.37
                   Pool B                                 209,037.75
                                                        ------------            ------------
                                                                                1,183,526.12
                                                                                ============

---------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000    Ending Principal
Original Face $5,405,000      Original Face $5,405,000      Balance Factor
      $  1.587835                   $   11.989012             21.896875%
---------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                   Pool A                               1,281,531.67
                   Pool B                                 278,626.76
                                                        ------------
                                                                                1,560,158.43
Class E Overdue Interest, if any                                0.00
Class E Monthly Interest - Pool A                          11,587.18
Class E Monthly Interest - Pool B                           2,519.25
Class E Overdue Principal, if any                               0.00
Class E Monthly Principal - Pool A                         63,616.39
Class E Monthly Principal - Pool B                         17,384.38
                                                        ------------
                                                                                   81,000.77
Ending Principal Balance of the Class E Notes
                   Pool A                               1,217,915.28
                   Pool B                                 261,242.38
                                                        ------------            ------------
                                                                                1,479,157.66
                                                                                ============

---------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000    Ending Principal
Original Face $6,756,000      Original Face $6,756,000      Balance Factor
      $  2.087985                  $   11.989457              21.893985%
---------------------------------------------------------------------------

                            DVI RECEIVABLES X 1992-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE JUNE 13, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                      Pool A                            1,538,247.75
                      Pool B                              334,467.04
                                                        ------------
                                                                                1,872,714.79
Residual Interest - Pool A                                  9,414.24
Residual Interest - Pool B                                  2,046.96
Residual Principal - Pool A                                76,339.67
Residual Principal - Pool B                                20,861.25
                                                        ------------
                                                                                   97,200.92
Ending Residual Principal Balance
                      Pool A                            1,461,908.08
                      Pool B                              313,605.79
                                                        ------------            ------------
                                                                                1,775,513.87
                                                                                ============

X.    PAYMENT TO SERVICER

- Collection period Servicer Fee                                                   23,403.78
- Servicer Advances reimbursement                                                  98,695.42
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                  73,717.44
                                                                                ------------
Total amounts due to Servicer                                                     195,816.64
                                                                                ============

                            DVI RECEIVABLES X 1992-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE JUNE 13, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                              51,264,173.85

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                0.00

      Decline in Aggregate Discounted Contract Balance                                                           2,544,655.56

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          -------------
        ending of the related Collection Period                                                                 48,719,518.29
                                                                                                                =============

      Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments and Servicer Advances                          1,910,636.56

        - Principal portion of Prepayment Amounts                                                 634,019.00

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                     0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                          0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                   0.00
                                                                                                ------------
                                  Total Decline in Aggregate Discounted Contract Balance        2,544,655.56
                                                                                                ============

POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                              11,145,886.31

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                0.00

      Decline in Aggregate Discounted Contract Balance                                                             695,375.12

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          -------------
        ending of the related Collection Period                                                                 10,450,511.19
                                                                                                                =============
      Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments and Servicer Advances                            691,283.53

        - Principal portion of Prepayment Amounts                                                   4,091.59

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                     0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                          0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                   0.00
                                                                                                ------------
                                  Total Decline in Aggregate Discounted Contract Balance          695,375.12
                                                                                                ============
                                                                                                                -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                               59,170,029.48
                                                                                                                =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A

                                                                                                                  Predecessor
                                                                         Discounted          Predecessor          Discounted
Lease #                 Lessee Name                                     Present Value          Lease #           Present Value
-----------------------------------------------                        --------------        -----------        ---------------
3024-003         RADNET MANAGEMENT II, INC.                            $ 1,289,113.68          1667-003         $  1,466,069.44
                 CASH                                                  $   176,955.76
1743-004         HYPERBARIC MANAGEMENT SYS                             $ 1,539,883.34          2425-001         $  1,890,612.33
3221-001         TOTAL IMAGING OF SUN CITY, LLC                        $ 1,496,892.51          2427-001         $  1,194,070.97
3307-001         OPEN MRI OHIO 2 VENTURES, LLC                         $ 1,181,820.77           917-503         $    644,152.99
3323-003         OPEN MRI OHIO 1 VENTURES, LLC                         $ 1,162,123.59          1004-503         $     77,559.49
                                                                                               1048-501         $    896,884.04
                                                                                               1049-504         $    644,152.99
                                                                                               1050-504         $     85,901.56

                                                                       --------------                           ---------------
                                                       Totals:         $ 6,846,789.65                           $  6,899,403.81

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $  6,899,403.81
b) ADCB OF POOL A AT CLOSING DATE                                                                               $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                        $   0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $   0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                     $   0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                       YES                NO   X
                                                                                             ------             ------

POOL B

                                                                                                                  Predecessor
                                                                         Discounted          Predecessor          Discounted
Lease #                   Lessee Name                                  Present Value           Lease #           Present Value
-----------------------------------------------                        --------------        -----------        ---------------
                            NONE

                                                                       --------------                           ---------------
                                                       Totals:         $         0.00                           $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                               $ 59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                             0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                        $   0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $   0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                     $   0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                       YES                NO   X
                                                                                             ------             ------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING

                                                                                                               Predecessor
                                                                        Discounted       Predecessor           Discounted
 Lease #                      Lessee Name                              Present Value       Lease #            Present Value
------------------------------------------------------                 -------------     -----------         ---------------
2841-001         Medical Imaging Co. Inc.                               1,121,500.51       2207-001          $    551,274.29
2004383-1        Robert Wood Johnson University                           512,828.61       2207-002          $  1,160,782.50
2005209-2        Memorial Regional Medical Center                         252,655.70       2207-003          $    181,136.33
                 Cash                                                       6,208.31
2875-007         MRI of River North, Inc. et al.                        1,629,015.55       2337-001          $  1,215,773.70
3024-003         Radnet Management II, Inc.                             1,495,882.60       4283-401          $    286,487.54
                                                                                           2314-002          $  1,209,395.06
3718-005         USD Dayton Inc., & USD Dayton Holding                  1,711,481.42       1969-003          $  1,251,411.72
                                                                                           1954-002          $    221,077.49
                                                                                           1954-003          $     74,796.06
                                                                                           1095-501          $     209,827.19
                                                                       -------------                         ---------------
                                                           Totals:     $6,729,572.70                         $  6,361,961.88

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                              $  6,361,961.88
b) ADCB OF POOL A AT CLOSING DATE                                                                            $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        3.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                    $    0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $    0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                 $    0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES                 NO     X
                                                                                         ----------          --------

     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                               Predecessor
                                                                        Discounted       Predecessor           Discounted
Lease #                       Lessee Name                              Present Value       Lease #            Present Value
------------------------------------------------------                 -------------     -----------         ---------------
                                None

                                                                       -------------                         ---------------
                                                           Totals:     $        0.00                         $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                 $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                            $ 59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                    $    0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $    0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                 $    0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES                 NO     X
                                                                                         ----------          --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 13, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.                       AGGREGATE DISCOUNTED CONTRACT BALANCE

        CONTRACTS DELINQUENT > 90 DAYS                          TOTAL OUTSTANDING CONTRACTS
        This Month                              83,393.96       This Month                    59,170,029.48
        1 Month Prior                          699,070.12       1 Month Prior                 62,410,060.16
        2 Months Prior                         773,302.47       2 Months Prior                65,102,889.52

        Total                                1,555,766.55       Total                         186,682,979.16

        A) 3 MONTH AVERAGE                     518,588.85       B) 3 MONTH AVERAGE            62,227,659.72

        c) a/b                                       0.83%

2.      Does a Delinquency Condition Exist (1c > 6%)?
                                                                                                               Yes          No  X
                                                                                                               --------     -----

3.      Restricting Event Check

        A. A Delinquency Condition exists for current period?                                                  Yes          No  X
                                                                                                               --------     -----
        B. An Indenture Event of Default has occurred and is then continuing?                                  Yes          No  X
                                                                                                               --------     -----

4.      Has a Servicer Event of Default occurred?                                                              Yes          No  X
                                                                                                               --------     -----

5.      Amortization Event Check

        A. Is 1c  > 8% ?                                                                                       Yes          No  X
                                                                                                               --------     -----
        B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
             not remedied within 90 days?                                                                      Yes          No  X
                                                                                                               --------     -----
        C. As of any Determination date, the sum of all defaulted contracts since the Closing date
             exceeds 6% of the ADCB on the Closing Date?                                                       Yes          No  X
                                                                                                               --------     -----

6.      Aggregate Discounted Contract Balance at Closing Date                                          Balance $270,243,724.70
                                                                                                               ---------------

        DELINQUENT LEASE SUMMARY

Days Past Due                            Current Pool Balance             # Leases
-------------                            --------------------             --------
   31 - 60                                   2,668,944.72                    28
   61 - 90                                     495,750.10                     2
  91 - 180                                      83,393.96                     9

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization